              As filed with the Securities and Exchange Commission
                               on April 12, 1996

                                                       Registration No. 333-



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                              Eastern Bancorp, Inc.
- --------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                                       03-0304472
- ------------------------------                  --------------------------------
        (STATE OR OTHER                                (I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION)                        IDENTIFICATION NO.)

                               537 Central Avenue
                              Dover, New Hampshire               03820
- --------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

                             1987 STOCK OPTION PLAN
- --------------------------------------------------------------------------------
                            (FULL TITLE OF THE PLAN)


                               Edward Young, Esq.
                                  Hale and Dorr
                                 60 State Street
                          Boston, Massachusetts  02109
- --------------------------------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (617) 526-6000
- --------------------------------------------------------------------------------
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)


                         CALCULATION OF REGISTRATION FEE
- --------------------------------------------------------------------------------
                   |                | PROPOSED  |   PROPOSED   |
                   |                |  MAXIMUM  |    MAXIMUM   |  AMOUNT
     TITLE         |                | OFFERING  |   AGGREGATE  | OF REGI-
  OF SECURITIES    |  AMOUNT TO BE  | PRICE PER |   OFFERING   | STRATION
 TO BE REGISTERED  |   REGISTERED   | SHARE(1)  |   PRICE(1)   |   FEE(1)
- --------------------------------------------------------------------------------
                   |                |           |              |
   Common Stock,   |      80,000    |  $24.13   |  $1,930,400  | $666.00
   $.01 par value  |      shares    |           |              |
- --------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) and based on the average of the reported high and low sale prices of the Registrant's Common Stock on the Nasdaq National Market System on April 9, 1996.


                                Page 1 of 8 Pages
                         Exhibit Index Appears on Page 6

                     STATEMENT OF INCORPORATION BY REFERENCE

     This Registration Statement on Form S-8 (the "Registration Statement") incorporates by reference the contents of the Registration Statement on Form S-8, File No. 33-19280, filed by Eastern Bancorp, Inc., a Delaware corporation (the "Company"), with the Securities and Exchange Commission on December 24, 1987, relating to the Company's 1987 Stock Option Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on this Registration Statement on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Dover, State of New Hampshire, on this 29th day of March, 1996.

                                             EASTERN BANCORP, INC.


                                        By:  /s/ John A. Cobb
                                             ------------------------
                                             John A. Cobb, CPA
                                             President and
                                             Chief Executive Officer




                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Eastern Bancorp, Inc., hereby severally constitute and appoint John A. Cobb, Janine K. Pinel and Edward Young, and each of them singly, our true and lawful attorneys with full power to any of them, and to each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all amendments to said Registration Statement and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Eastern Bancorp, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



Signature                         Title                         Date
- ---------                         -----                         ----

/s/ John A. Cobb            Director, President          )  March 29, 1996
- -------------------------   and Chief Executive          )
John A. Cobb, CPA           Officer (Principal           )
                            Executive Officer)           )
                                                         )
                                                         )
                                                         )
/s/ Janine K. Pinel         Chief Financial              )  March 29, 1996
- -------------------------   Officer                      )
Janine K. Pinel, CPA        (Principal Financial         )
                            and Accounting               )
                            Officer)                     )
                                                         )
                                                         )
                                                         )
/s/ W. Stevens Sheppard     Chairman of the              )  March 29, 1996
- -------------------------   Board                        )
W. Stevens Sheppard                                      )
                                                         )
                                                         )
/s/ John K. Dwight          Director                     )  March 29, 1996
- -------------------------                                )
John K. Dwight                                           )
                                                         )
                                                         )
/s/ Michael D. Flynn        Director                     )  March 29, 1996
- -------------------------                                )
Michael D. Flynn, CPA                                    )
                                                         )
                                                         )
/s/ E. David Humphrey       Director                     )  March 29, 1996
- -------------------------                                )
E. David Humphrey                                        )
                                                         )

Signature                         Title                         Date
- ---------                         -----                         ----

/s/ Mary Alice McKenzie          Director                )  March 29, 1996
- -------------------------                                )
Mary Alice McKenzie                                      )
                                                         )
/s/ Garry T. Melia               Director                )  March 29, 1996
- -------------------------                                )
Garry T. Melia                                           )
                                                         )
/s/ Ernest A. Pomerleau          Director                )  March 29, 1996
- -------------------------                                )
Ernest A. Pomerleau                                      )
                                                         )
/s/ James S. Sutton              Director                )  March 29, 1996
- -------------------------                                )
James S. Sutton                                          )
                                                         )

                                  EXHIBIT INDEX


Exhibit
 Number                Exhibit                                   Page
- -------                -------                                   ----

 3.1      Restated Certificate of Incorporation of the            --
          Company as amended - filed as Exhibit 3(a) to the Company's Annual Report on form 10-K for the fiscal year ended September 30, 1995 and incorporated herein by reference.

 3.2      Amended and Restated By-laws of the Company, as         --
          amended - filed as Exhibit 3(b) to the Company's
          Annual Report of Form 10-K for the fiscal year ended September 30, 1992 and incorporated herein by reference.

 4.1      Specimen certificate representing the Common            --
          Stock of the Company - filed as Exhibit 4.1 to the Registration Statement of Form S-4, SEC
          File No. 33-5502 and incorporated herein by reference.

 5.1      Opinion of Hale and Dorr.                                7

23.1      Consent of Hale and Dorr (included in                   --
          Exhibit 5.1).

23.2      Consent of KPMG Peat Marwick LLP                         8

25        Power of Attorney (included in the signature            --
          pages of this Registration Statement).